UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares Trust
-------------
(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 1 Iron Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02210 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares Currency Hedged MSCI ACWI ETF	NYSE Arca, Inc.	47-3740622
iShares Currency Hedged MSCI ACWI ex U.S. ETF	NYSE Arca, Inc.	47-3758855
iShares Currency Hedged MSCI Australia ETF	NYSE Arca, Inc.	47-3717068
iShares Currency Hedged MSCI Canada ETF	NYSE Arca, Inc.	47-3717250
iShares Currency Hedged MSCI EAFE Small-Cap ETF	NYSE Arca, Inc.	47-3759241
iShares Currency Hedged MSCI Italy ETF	NYSE Arca, Inc.	47-3717471
iShares Currency Hedged MSCI Mexico ETF	NYSE Arca, Inc.	47-3722462
iShares Currency Hedged MSCI South Korea ETF	NYSE Arca, Inc.	47-3722974
iShares Currency Hedged MSCI Spain ETF	NYSE Arca, Inc.	47-3723136
iShares Currency Hedged MSCI Switzerland ETF	NYSE Arca, Inc.	47-3739628
iShares Currency Hedged MSCI United Kingdom ETF	NYSE Arca, Inc.	47-3739802

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                             333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                         None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares Currency Hedged MSCI ACWI ETF, reference is made to Post-Effective Amendment No. 1,455 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI ACWI ex U.S. ETF, reference is made to Post-Effective Amendment No. 1,456 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Australia ETF, reference is made to Post-Effective Amendment No. 1,457 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Canada ETF, reference is made to Post-Effective Amendment No. 1,458 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI EAFE Small-Cap ETF, reference is made to Post-Effective Amendment No. 1,459 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Italy ETF, reference is made to Post-Effective Amendment No. 1,460 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Mexico ETF, reference is made to Post-Effective Amendment No. 1,461 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI South Korea ETF, reference is made to Post-Effective Amendment No. 1,462 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Spain ETF, reference is made to Post-Effective Amendment No. 1,463 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Switzerland ETF, reference is made to Post-Effective Amendment No. 1,464 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI United Kingdom ETF, reference is made to Post-Effective Amendment No. 1,465 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 26, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 303 to the registration statement on Form N-1A filed October 16, 2009 (File Nos. 333-92935; 811-09729).

2.           Registrant’s Restated Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A filed September 19, 2006 (File Nos. 333-92935; 811-09729).

3.           Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 418 to the registration statement on Form N-1A filed May 4, 2010 (File Nos. 333-92935; 811-09729).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, filed May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.

iSHARES TRUST
Date: June 26, 2015	By: /s/ Trace W. Rakestraw Trace W. Rakestraw Assistant Secretary